                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          C U R R E N T  R E P O R T

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 23, 1996
                                                 -------------------------

                              CALIBER SYSTEM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Ohio                          0-10716                   34-1365496
- ----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)





                  3560 W. Market Street, Akron, Ohio 44334-0459
                  ---------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code       (330) 665-5646
                                                     --------------------

Caliber System, Inc. Form 8-K

                        INFORMATION REQUIRED IN REPORT

Item 5.  Other Events
- ---------------------

The Registrant's news release dated September 23, 1996, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           CALIBER SYSTEM, INC.
                                           -------------------------------
                                                REGISTRANT

Date:   September 24, 1996                 By: /S/  JOHN E. LYNCH
      -----------------------              -------------------------------
                                              John E. Lynch
                                              Vice President, General Counsel
                                              and Secretary

                                  EXHIBIT INDEX

Exhibit No.                 Description
- -----------                 -----------

  99                Caliber System, Inc. News Release dated September 23, 1996